013f


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 000-33513



                          Date of Report: June 22, 2007





                             GS ENVIROSERVICES, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                                                             20-8563731
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 (State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)


14B Jan Sebastian Drive, Sandwich, MA                                  02563
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(Address of principal executive offices)                             (Zip Code)


                                 (508) 888-5478
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS


On June 22, 2007 Kevin Kreisler, Chairman and Chief Executive Officer of GreenShift Corporation, sent a letter to the shareholders describing the Corporation's current business and plans for the future. The letter was released in a press release. A copy of the press release is filed as an exhibit to this report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS


Exhibits


99. Press release dated June 22, 2007.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GS ENVIROSERVICES, INC.

                                       James F. Green
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                                       James F. Green
                                       President & Chief Executive Officer

Date:  June 22, 2007